Exhibit 4.1

SECRETARY PRESIDENT COUNTERSIGNED AND REGISTERED: AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC (NEW YORK, N.Y.) TRANSFER AGENT AND REGISTRAR BY AUTHORIZED SIGNATURE FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $0.0001 PAR VALUE PER SHARE, OF TANGOE, INC. transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of the Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized Officers. Dated: THIS CERTIFIES THAT IS THE RECORD HOLDER OF SEE REVERSE FOR CERTAIN DEFINITIONS CUSIP 87582Y 10 8 COMMON STOCK COMMON STOCK TANGOE, INC. INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE S H A R E S T SPECIMEN

Signature(s) Guaranteed THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15. X X NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement or any change whatever. Signatures of registered owners on this certificate or on powers of attorney, and signatures of attorneys on this certificate or on powers of substitution, must be guaranteed. TEN COM —as tenants in common TEN ENT —as tenants by the entireties JT TEN —as joint tenants with right of survivorship and not as tenants in common UNIF GIFT MIN ACT— Custodian (Cust) (Minor) under Uniform Gifts to Minors Act (State) Additional abbreviations may also be used though not in the above list. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: For Value Received, hereby sells, assigns and transfers unto PLEASE PRINT OR TYPEWRITE IDENTIFYING NUMBER AND NAME OF ASSIGNMENT AS IT SHOULD APPEAR ON CERTIFICATE AND SHOW ADDRESS Shares Attorney, of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint to transfer the said shares on the books of the within-named Corporation, with full power of substitution in the premises. Dated: